SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): March 16, 2004


                             LASERSIGHT INCORPORATED
                             -----------------------
              Exact name of registrant as specified in its charter


                                    Delaware
                                    --------
                  State or other jurisdiction of incorporation



                0-19671                               65-0273162
                -------                               ----------
        Commission File Number                       I.R.S. Employer
                                                    Identification No.


                 6848 Stapoint Court, Winter Park, Florida 32792
                 -----------------------------------------------
                     Address of Principal Executive offices


      Registrant's telephone number, including area code: (407) 678-9900
                                                          --------------

Item 4.  Changes in Registrant's Certifying Accountant

         KPMG LLP was previously the principal accountant for LaserSight Incorporated (the "Registrant"). On March 16, 2004, the firm resigned as the auditor of the Registrant as of that date. That determination was a decision of KPMG LLP and was not recommended or approved by the audit committee of the board of directors of the Registrant.

         During the Registrant's two fiscal years ended December 31, 2002 and 2001, and during the subsequent period preceding the date of KPMG LLP's resignation, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to their satisfaction, would have caused them to make reference in connection with their report to the subject matter of the disagreement. No other event has occurred with respect to the Registrant and KPMG LLP for which disclosure would be required pursuant to paragraph (a)(1)(v) of Item 304 of Regulation S-K.

         KPMG LLP did not issue an audit report on the financial statements of the Registrant as of and for the year ended December 31, 2003, or for any subsequent period preceding the date of KPMG LLP's resignation, as the Registrant has not filed any financial statement subsequent to March 31, 2003. KPMG LLP did review the Registrant's financial statements included in its Form 10-Q for the quarterly period ended March 31, 2003.

         KPMG LLP's most recent audit report was on the consolidated financial statements of the Registrant as of and for the year ended December 31, 2002. The audit reports of KPMG LLP on the consolidated financial statements of the Registrant as of and for the years ended December 31, 2002 and 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows:

         KPMG LLP's reports on the consolidated financial statements of the registrant as of and for the years ended December 31, 2002 and 2001, contained a separate paragraph stating, "The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the consolidated financial statements, the Company has suffered recurring losses from operations and has a significant accumulated deficit that raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in
Note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty."

         The Registrant filed for bankruptcy protection under Chapter 11 of the U.S. Bankruptcy Code on September 5, 2003.

         A letter from KPMG LLP is attached as Exhibit 16.1 to this Form 8-K.

         As part of the Registrant's previously announced downsizing and re-focusing, the Registrant has been in contact with and is evaluating Orlando-based regional and local CPA firms qualified to undertake SEC audit engagements. The Registrant has an ongoing selection process and expects to select a new auditor within 60 days.


Item 7.  Financial Statements and Exhibits.

         Item 7(c).  Exhibits

 16.1 Letter from KPMG LLP to the Securities and Exchange Commission dated March 23, 2004

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   LASERSIGHT INCORPORATED
                                   -----------------------


Date:  March 23, 2004              By:   /s/ Danghui ("David") Liu
                                         -------------------------
                                         Danghui ("David") Liu
                                         Interim Chief Executive Officer





                                      - 4 -